UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K/A
 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2021
____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)
 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street	Holmdel	,	NJ	,	07733
(Address of Principal Executive Offices)					(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600
(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	VG	Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously announced on March 18, 2021 by Vonage Holdings Corp. ("the Company"), and in connection with Mr. Javaid’s reassignment, the Company and Mr. Javaid entered into a Transition, Separation and Release Agreement (the “Agreement”), which provides that Mr. Javaid will continue his employment with the Company through May 31, 2021. Mr. Javaid’s current salary, benefits, and stock award vesting schedules will remain in effect. In connection with and subject to the terms of the Agreement, Mr. Javaid will be eligible to receive (i) a severance payment equal to twelve (12) months of Mr. Javaid’s base salary, (ii) reimbursement of up to to twelve (12) months of COBRA coverage, and (iii) to the extent the Company’s performance at the end of the performance period results in any payout at the corporate payout level, a pro-rata annual bonus payment that Mr. Javaid would have been eligible to receive, based upon his length of service.
Mr. Javaid will also be subject to non-competition, non-solicitation, confidentiality, conflicts of interests, and other customary restrictions.
Vonage Chief Operating Officer, Jay Bellissimo, will directly lead sales, operations, and go-to-market activities for the Company’s API Platform, leveraging his software, API and AI leadership, sales, operations, and go-to-market expertise.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

See accompanying Exhibit Index for a list of the exhibits furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

104	Cover Page Interactive Data File (embedded within the Inline iXBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	March 26, 2021	By:	/s/ Randy K. Rutherford
Randy K. Rutherford Chief Legal Officer

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